UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2020

INNOVUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52991	90-0814124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8845 Rehco Road

San Diego, CA 92121

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (858) 964-5123

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “Innovus Pharmaceuticals,” “Innovus Pharma,” the “Company,” “we,” “us” and “our” refer to Innovus Pharmaceuticals, Inc., a Nevada corporation, and/or one or more of our wholly-owned subsidiaries, unless the context otherwise provides. Innovus Pharma® is a registered service mark of Innovus Pharmaceuticals, Inc.

INTRODUCTORY NOTE

On February 14, 2020, the acquisition of Innovus Pharmaceuticals, Inc. (“Innovus”) by Aytu BioScience, Inc. (“Aytu”) and Aytu Acquisition Sub, Inc. (“Merger Sub”) was consummated pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of September 12, 2019 (the “Merger Agreement”), by and among Innovus, Aytu and Merger Sub. Pursuant to the Merger Agreement, Merger Sub merged with and into Innovus (the “Merger”), with Innovus continuing as the surviving corporation. As a result of the Merger, Innovus became a wholly owned subsidiary of Aytu.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the effective time of the Merger on February 14, 2020 (the “Effective Time”), each share of Innovus common stock, par value $0.001 per share (“Innovus Common Stock”) issued and outstanding immediately prior to the Effective Time (except for shares held by a holder who properly exercised and perfected appraisal rights under Nevada law, if any) was converted into the right to receive (i) 1.1176 shares of Aytu common stock, par value $0.0001 per share (“Aytu Common Stock”), and cash in lieu of fractional shares (the “Initial Consideration”) and (ii) one (1) non-transferrable contingent value right (each, a “CVR” and collectively, the “CVRs”) representing the right to receive certain payments in the form of additional shares of Aytu Common Stock and/or cash if specified operational milestones are achieved, as set forth in the Contingent Value Rights Agreement (the “CVR Agreement”).

As of the Effective Time, the vesting of each outstanding Innovus restricted stock unit was accelerated, and settled into shares of Innovus Common Stock, and any outstanding and unvested stock option to purchase Innovus Common Stock was terminated. In addition, as of the Effective Time, all outstanding warrants to purchase shares of Innovus Common Stock were either converted into warrants to receive merger consideration provided to Innovus stockholders, including any remaining claims represented by CVRs at the time of exercise, in accordance with a warrant exchange agreement by and between the applicable warrant holders and Aytu.

The foregoing description of the Merger Agreement, the CVR Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement and the CVR Agreement, which was included as Exhibit 2.1 and 10.1, respectively, to the Company’s Current Report filed on Form 8-K with the Securities and Exchange Commission (the “SEC”) on September 18, 2019, and is incorporated into this item by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, FINRA has informed the Company that the Merger has been announced to and effected in the OTC marketplace and the Company’s Common Stock will no longer be quoted on the OTCQB marketplace of the OTC Markets Group, Inc. The Company intends to file a Form 15 with the SEC to terminate the registration of the Company Common Stock under the Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend the Company’s reporting obligations under the Exchange Act with respect to the Company’s Common Stock.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The disclosure set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01. The total aggregate value of the consideration payable in the transaction was approximately $3.0 million and up to $16 million if all milestones set forth in the CVR Agreement are achieved.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, all of the members of the board of directors of the Company immediately prior to the Effective Time ceased to be directors of the Company at the Effective Time. The disclosure set forth in Item 2.01 is incorporated herein by reference. Dr. Bassam Damaj, Mr. Ryan Selhorn and Mr. Randy Berholtz will continued to be employed by Company following the Merger.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the Company’s Amended and Restated Articles of Incorporation of the Company that was in effect immediately before the Effective Time was replaced with the Certificate of Incorporation of Merger Sub in the form attached hereto as Exhibit 3.1. As of the Effective Time, the Bylaws of the Merger Sub that were in effect immediately before the Effective Time became the Bylaws of the Company, in the form attached hereto as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
2.1*

Agreement and Plan of Merger, dated as of September 12, 2019, by and among Aytu BioScience, Inc., Aytu Acquisition Sub, Inc. and Innovus Pharmaceuticals, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Innovus Pharmaceuticals, Inc. on September 18, 2019)*

3.1	Certificate of Incorporation of Innovus Pharmaceuticals, Inc., as amended, and incorporated herein by reference
3.2	By-Laws of Innovus Pharmaceuticals, Inc., as amended, and incorporated herein by reference
10.1	Form of Contingent Value Rights Agreement (included as Exhibit B to the Agreement and Plan of Merger)

*	Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Innovus Pharmaceuticals, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVUS PHARMACEUTICALS, INC.
(Registrant)

	By:	/s/ Randy Berholtz
Randy Berholtz
Executive Vice President, Corporate Development, and General Counsel
Date: February 14, 2020